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                        The Prudential Series Fund, Inc.

                       Supplement dated October 18, 2002
                          Prospectus dated May 1, 2002

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                         SP PIMCO High Yield Portfolio

   Effective immediately, Raymond G. Kennedy will replace Benjamin L. Trosky as portfolio manager. The following replaces the section titled 'How the Fund is Managed--Portfolio Managers:'

   The Portfolio is managed by Raymond G. Kennedy. Mr. Kennedy is a Managing Director of PIMCO, and he joined PIMCO as a credit analyst in 1996. Prior to joining PIMCO, Mr. Kennedy was associated with the Prudential Insurance Company of America as a private placement asset manager.

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                     SP MFS Capital Opportunities Portfolio

   Effective immediately, S. Irfan Ali and Kenneth J. Enright, CFA, will serve as co-portfolio managers of the SP MFS Capital Opportunities Portfolio replacing Maura Shaughnessy. The following replaces the section titled 'How the Fund is Managed--Portfolio Managers:'

   The Portfolio is managed by S. Irfan Ali and Kenneth J. Enright. Mr. Ali is a Senior Vice President and portfolio manager of the MFS Strategic Growth portfolios. He joined MFS as a research analyst in 1993 and earned his M.B.A. from the Harvard Business School. Mr. Enright is a Senior Vice President and portfolio manager of the MFS Strategic Value portfolios and assists on the team managed MFS Total Return portfolios. He joined MFS in 1986 as a research analyst and earned his M.B.A. from Babson College.




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